August 2014 Investor Relations Second Quarter 2014 Results Exhibit 99.3

This presentation may make forward-looking statements relating to such matters as continued growth prospects for the company, industry trends  and product and technology initiatives. These statements are based on currently available information and our current assumptions, expectations and projections about future events. While we believe that our assumptions, expectations and projections are reasonable in view of currently available information, you are cautioned not to place undue reliance on these forward-looking statements. Our actual results may differ materially from those included in this presentation, for a variety of reasons, including those described in the forward-looking statements and risk factor sections of our 10-K and other filings with the Securities and Exchange Commission, which are available on our investor relations website. (http://investor.mercadolibre.com)
A reconciliation of Non-GAAP measures to the nearest comparable GAAP measures can be found in our second quarter 2014 earnings press release available on our investor relations website
All of the information included in this presentation is updated as of August 7th, 2014. Except as may be required by applicable law, we assume no obligation to publicly update or revise our statements.

Q2 2014 Highlights
• Payments outpaced solid Marketplace performance in MELI’s second quarter
• Total Revenues accelerated to +66% YoY in local currencies (+47% ex Venezuela), despite
World Cup and Easter headwinds
• Local currency revenues accelerated in our largest market, Brazil: +34% YoY
• Total payments volume accelerated both On & Off Platform in the second quarter, growing
82% and 61% YoY in local currencies in the second quarter
Key Trends
Continued progress on
strategic initiatives
• Total payments reached 44% of gross merchandise volume, with strong on-platform penetration in Brazil and Argentina.
• Our shipping solution, MercadoEnvios, shipped over 25% of Brazil’s sold items in June
• In June, 31% of our new registered users were mobile, and mobile penetration of our gross merchandise volume reached 16%
• Official Stores for large brands gained ground in Argentina, Brazil and Mexico, totaling 226 by end of quarter
• Closed the acquisition of 2 real estate portals, operating in Chile and Mexico: Portal
Inmobiliario and  Guia de Inmuebles
• Issued $330 million convertible notes due 2019, at a rate of 2.25% per year
In Other News…

Core Operating Metrics
20% 18%
36% 22% 19% 20% 27% 25% 20%
YoY
Growth
15% 5% 22% 7% 14% 18% 33% 31% 30%
YoY Reported
USD growth
58% 67% 37% 20% 21% 30% 45% 49% 49%
YoY Constant
USD growth
15.8
17.6
19.0
18.1
20.1
22.0
22.8
21.7
23.6
0
5
10
15
20
25
Millions
Items Sold
1,299
1,436
1,647
1,563
1,725
1,878
2,139
1,797 1,805
0
500
1,000
1,500
2,000
2,500
U$ Millions
Gross Merchandise
Volume

Payments Operating Metrics
36% 40% 78% 65% 43% 38% 35% 32% 34%
YoY
Growth
25% 36% 39% 30% 30% 44% 40% 34% 42%
YoY Reported
USD growth
64% 77% 64% 55% 47% 62% 54% 55% 66%
YoY Constant
USD growth
5.5
6.4
6.7 6.7
7.4
8.4
9.0
9.2
10.3
0
2
4
6
8
10
12
Millions
Total Payment
Transactions
412
480
525
532
578
642
746
664
785
0
100
200
300
400
500
600
700
800
900
U$ Millions
Total Payment
Volume

Net Revenues
12%
18%
28% 19% 20% 23% 26% 27% 30%
YoY Reported
USD Growth
50% 66% 47% 37% 31% 36% 38% 45% 50% YoY Constant
USD Growth
88.8
97.3
103.8
102.7
112.2
123.1
134.6
115.4
131.8
0
20
40
60
80
100
120
140
160
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
U$ Millions
Net Revenues

Gross Profit & EBIT
73% 72%
73% 74% 74% 72% 72% 72% 73%
Gross
Margin
29% 36% 35% 38% 28% 32% 30% 39%
EBIT
Margin
* Adjusted measures, excluding one time effects of Venezuela devaluation in 2Q14. A reconciliation of  these Non-GAAP
measures can be found  at the end of this presentation
33%*
65.0
71.6
76.4
74.1
81.1
88.9
98.4
83.8
95.5
0
20
40
60
80
100
120
U$ Millions
Gross Profit
31.9
33.7
39.1
28.6
35.4
37.4
52.1
34.0
43.6*
0
10
20
30
40
50
60
U$ Millions
EBIT

COGS & OPEX
YoY change:
+139 bps of margin
contraction due to growth in
MP, offset by scale in Sales
Taxes, Customer Experience
and Fraud Prevention
YoY change:
$49.5 M one-time Impairment
charge on  Venezuela long-
lived assets, following the
adoption of SICAD 2  FX rate in
that country
-279 bps of scale in salaries
-351 bps of scale in offline
marketing (TV campaign last year)
+222 bps as chargebacks grow in
line with payments
Scale in salaries offset by
hardware maintenance
40.7
76.9
27.7
27.6
0
10
20
30
2Q13 2Q14
% of
Revenues
COGS
8.7
8.9
18.6
20.1
13.4
10.4
37.5
0
10
20
30
40
50
60
70
80
2Q13 2Q14
% of
Revenues
OPEX
Impairment General & Administrative Sales & Marketing Product Development

Net Income & EPS
26%
24%*
29% 27% 29% 17% 27% 24% 30%
Net Income
Margin
0.69 0.72* 0.45 0.57 0.59 0.69 0.40 0.67 0.66 EPS
* Adjusted measures, excluding one time effects of Venezuela devaluation in 2Q14. A reconciliation of  these Non-GAAP measures can be found at the end of this presentation
25.4
26.1
30.2
17.5
30.0
29.1
40.8
30.3
31.8*
0
5
10
15
20
25
30
35
40
45
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
U$ Millions
Net Income

Non - GAAP Financial Measures
Three-months periods ended (**)
June 30, 2014 June 30, 2013
Operating expenses (OPEX) (101.4) (45.7)
Impairment of long-lived assets 49.5 -
Adjusted Operating expenses (OPEX) (51.9) (45.7)
Income from operations (EBIT) $ (5.9) $ 35.4
Impairment of long-lived assets 49.5 -
Adjusted Income from operations $ 43.6 $ 35.4
Net Income $ (25.6) $ 30.0
Devaluation loss in Venezuela 16.5 -
Impairment of long-lived assets 49.5 -
Income tax effect on devaluation loss in Venezuela (8.6) - (1)
Adjusted Net Income $ 31.8 $ 30.0
(**) Stated in millions of U.S. dollars
(1) Income tax charge related to the Venezuela devaluation under local tax norms.